UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 27, 2008

TERADATA CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Delaware	75-3236470
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2835 Miami Village Drive

Miamisburg, Ohio 45342

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 242-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At its meeting on March 27, 2008, the Compensation and Human Resource Committee of the Board of Directors (the “Committee”) of Teradata Corporation (“Teradata” or the “Company”) took certain actions, including those described below, regarding the compensation of the Company’s named executive officers. The actions described below were taken by resolutions approved by all of the members of the Committee, each of whom is considered an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Pursuant to the terms of the Teradata Corporation 2007 Stock Incentive Plan (“SIP”), the Committee approved the program design and performance objectives for the performance-based restricted stock unit awards (“PBRSUs”) granted to certain employees, including the Company’s executive officers, on October 1, 2007, and for any PBRSUs granted to employees from October 1, 2007 to December 31, 2008 (collectively, the “LTIP Awards”). As approved by the Committee at its March 27, 2008 meeting:

1.	the performance period for the LTIP Awards shall be from January 1, 2008 to December 31, 2010;

2.	the performance measures that will be considered by the Committee when determining the number of units awarded in respect of the LTIP Awards include cumulative revenue and operating income during the performance period, each with a 50% weighting, based on generally accepted accounting principles in the United States (“GAAP”);

3.	the payout levels for the LTIP Awards, which are based on a percentage of each executive officer’s base salary, will be as follows: trigger, 25%; target, 100%; and maximum, 200%; and

4.	when determining achievement of performance against objectives, to the extent permitted under the SIP, adjustments shall be made to eliminate the adverse effect of charges for restructurings, discontinued operations, extraordinary items and other unusual, infrequent or non-recurring items, and the cumulative effect of tax or accounting changes, each as defined by GAAP or identified in the Company’s financial statements, notes to the financial statements or management’s discussion and analysis, as well as: (a) the impairment of tangible or intangible assets; (b) litigation or claim judgments or settlements; (c) changes in tax laws, accounting principles or other such laws or provisions affecting reported results; and (d) reductions in force and early retirement incentives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

Dated: March 31, 2008	By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary

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